UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date Of Report: (Date of earliest event reported) December 23, 2003


                               RF INDUSTRIES, LTD.
                 (Name of small business issuer in its charter)


                            Nevada 0-13301 88-0168936
     (State or Other Jurisdiction (Commission File Number) (I.R.S. Employer
                      of Incorporation) Identification No.)



                         7610 Miramar Road, Bldg. 6000,
                        San Diego, California 92126-4202
                    (Address of Principal Executive Offices)

                                 (858) 549-6340
                             (Registrant's Telephone
                                     Number)



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Item 7. Financial Statements and Exhibits

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits

Exhibit No. Description

99.2       Press Release issued December 23, 2003*

    * This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 12. Results of Operations and Financial Condition

      The information in this report and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

RF Industries, Ltd. today issued a press release regarding its financial results for the fiscal year ended October 31, 2003. A copy of the press release is attached as Exhibit 99.2.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 23, 2003



                                                    By: /s/ Terrie A. Gross
                                                      -------------------------
                                                       Terrie A. Gross
                                                       Chief Financial Officer